UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007

TELEFLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

155 South Limerick Road, Limerick, Pennsylvania	19468
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 948-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
CONSENT OF PRICEWATERHOUSECOOPERS LLP
FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
PRO FORMA FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.
Teleflex Incorporated hereby amends Item 2.01 of its current report on Form 8-K filed October 1, 2007 as follows:
The consolidated financial statements and unaudited pro forma condensed combined financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K under Item 9.01.
Item 9.01. Financial Statements and Exhibits
     Exhibits
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Financial Statements of businesses acquired.

The consolidated financial statements of Arrow International, Inc. and related notes to financial statements as of August 31, 2007 and 2006 and for the three years ended August 31, 2007, 2006 and 2005 are included as Exhibit 99.1.

99.2	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Teleflex Incorporated as of September 30, 2007 and the unaudited pro forma condensed combined statements of income of Teleflex Incorporated for the nine months ended September 30, 2007 and for the year ended December 31, 2006 are included as Exhibit 99.2.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED
By:	/S/ Jeffrey P. Black
Jeffrey P. Black
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/S/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/S/ Charles E. Williams
Charles E. Williams
Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)